Exhibit 10.31.2 TIME SHARING AGREEMENTS AMENDMENT AND TERMINATION AGREEMENT This Time Sharing Agreements Amendment and Termination Agreement (the “Amendment and Termination Agreement”) to various Time Sharing Agreements between THE PNC FINANCIAL SERVICES GROUP, INC. (“Lessor”) and WILLIAM S. DEMCHAK (“Lessee”) is made and entered between Lessor and Lessee this 27th day of February, 2020. WHEREAS, The PNC Financial Services Group, Inc. (“Lessor”) and William S. Demchak (“Lessee”) have entered into the following Time Sharing Agreements, whereby Lessor agrees to lease aircraft to Lessee pursuant to the provisions of FAR 91.501(c)(1) and to provide a fully qualified flight crew for all such operations: 1. September 15, 2010 re N710DL Challenger 350 S/N 20282 (“TSA 1”) 2. March 15, 2016 re N305DL Challenger 350 S/N 20608 (“TSA 2”) 3. November 15, 2017 re N513DL Global 5000 S/N 9786 (“TSA 3”) WHEREAS, Lessor and Lessee desire to terminate TSA 1 and TSA 2; WHEREAS, Lessor and Lessee desire to amend TSA 3 to attach a revised and updated Exhibit A to add certain aircraft to the list of aircraft which are covered by TSA 3 (the aircraft on Exhibit A to be hereinafter referred to individually and collectively as the “PNC Aircraft”). NOW THEREFORE, in consideration of the covenants and agreements herein contained in this Amendment and Termination Agreement and its preamble, which Lessor and Lessee agree constitute good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows: 1. – TERMINATION of TSA 1 and TSA 2 1.1 In consideration of and subject to the provisions of this Amendment and Termination Agreement, Lessor and Lessee hereby mutually agree to terminate TSA 1 and TSA 2, such terminations to become effective upon execution of this Amendment and Termination Agreement. 2. – AMENDMENT NO. 1 TO TSA 3 2.1 The changes to TSA 3 between Lessor and Lessee dated November 15, 2017, as set forth in this Section 2, shall be known as “Amendment No. 1.” 2.2 In consideration of and subject to the provisions of this Amendment No. 1, Lessor and Lessee hereby mutually agree to amend TSA 3 as follows: 2.2.1 Delete Section 11 in its entirety and replace with, “For purposes of this Agreement, the permanent base of operation of the PNC Aircraft shall be 24 Allegheny County Airport, West Mifflin, PA 15122.”

2.2.2 Delete Exhibit A dated November 15, 2017 in its entirety. 2.2.3 Insert Exhibit A dated February ___, 2020, in the form attached to this Amendment and Termination Agreement. 2.3 Definitions. All defined terms used herein and not otherwise defined shall have the meaning given to them in TSA 3, as amended from time to time. 2.4 Miscellaneous. 2.4.1 Except as expressly amended by this Amendment No. 1, TSA 3 remains in full force and effect, and this Amendment No. 1 shall not be construed to alter or amend any of the other terms and conditions set forth in TSA 3. In the event of a conflict between the terms of TSA 3, any Schedules and this Amendment No. 1, the provisions of this Amendment No. 1 shall prevail. 2.4.2 This Amendment No. 1, together with TSA 3 (collectively hereinafter referred to as the “Time Sharing Agreement”) constitute the final, complete, and exclusive statement of the terms of the agreement between the parties pertaining to the subject matter of the Time Sharing Agreement and supersede and cancel all prior and contemporaneous understandings or agreements of the parties, whether oral or written. No party has been induced to enter into this Amendment No. 1 by, nor is any party relying on, any representation or warranty outside those expressly set forth in this Amendment No. 1. 3. – OTHER PROVISIONS 3.1 This Amendment and Termination Agreement may be executed in any number of counterparts, and by each of the parties on separate counterparts, each of which, when so executed, shall be deemed an original, but all of which shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment and Termination Agreement by facsimile or electronic format shall be equally as effective as delivery of a manually executed counterpart of this Amendment and Termination Agreement. Any party delivering an executed counterpart of this Amendment and Termination Agreement by facsimile or electronic format shall deliver a manually executed counterpart, but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment and Termination Agreement. [Signature Page Follows]

The parties have executed this Time Sharing Agreements Amendment and Termination Agreement, by their authorized representatives, as of the day and year written below. THE PNC FINANCIAL SERVICES GROUP, INC. (“Lessor”) By: /s/Alicia G. Powell Printed Name: Alicia G. Powell Title: Corporate Secretary Date: 2-27-20 Address: The Tower at PNC Plaza 300 Fifth Avenue Pittsburgh, PA 15222-2401 WILLIAM S. DEMCHAK (“Lessee”) By: /s/William Demchak Printed Name: William Demchak Title: CEO Date: 2/27/20 Address: The Tower at PNC Plaza 300 Fifth Avenue Pittsburgh, PA 15222-2401